UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 1, 2005

                            Logistical Support, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

                000-50222                             41-2029935
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        (Commission File Number)           (IRS Employer Identification No.)


19734 Dearborn Street, Chatsworth, California                     91311
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 885-0300
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              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

This Amendment No. 1 is being filed as an amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2005 (the "Form 8-K") to amend the description of the Separation Agreement described therein and attach as an exhibit a copy of the originally executed Separation Agreement, which shall supercede the exhibit filed with the Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

The first two paragraphs of Item 1.01 of the Form 8-K is hereby replaced with the following:

On June 1, 2005, Logistical Support, Inc. (the "Company"), Hill Aerospace and Defense, LLC ("HAD"), Logistical Support, LLC ("LS"), on the one hand, and Harry Lebovitz, Hill Industries, Inc. ("Hill Inc."), and Hill Industries, LLC ("Hill LLC"), on the other hand, entered into a Separation Agreement. Hill Inc. and Hill LLC are entities owned and controlled by Mr. Lebovitz. Pursuant to the terms of the Separation Agreement, Mr. Lebovitz resigned from the Board of Directors of the Company effective immediately, and Mr. Lebovitz resigned from any and all management and other employment positions that he held with HAD, LS and the Company effective July 1, 2005 ("Employment Resignation"). The Company accepted Mr. Lebovitz's Employment Resignation, and Mr. Lebovitz acknowledged and agreed that his Employment Resignation would be effective on July 1, 2005 without any further action of the Company or Mr. Lebovitz, and that he terminates his employment with HAD, LS and the Company as of such effective date.

In addition, the Company and Mr. Lebovitz agreed that the Company would purchase from Mr. Lebovitz, and/or Hill Inc. and/or Hill LLC (at the discretion of the Company) shares of common stock of the Company owned by such parties at a price per share of $0.25 (the "Purchase Price"). The Company agreed to purchase $25,000 per month of common stock at the Purchase Price for a period of twelve months commencing on June 15, 2005 (the "Purchase Period"). Under the terms of the Separation Agreement, the aggregate purchases during the Purchase Period shall not exceed $300,000, resulting in the Company acquiring 1,200,000 shares of common stock under the Separation Agreement. Under certain conditions as set forth in the Separation Agreement, the Company may cease such purchases and would have no obligation to resume them.

A copy of the originally executed Separation Agreement is attached hereto as
Exhibit 10.1, and the description of the Separation Agreement herein is qualified in its entirety by reference to Exhibit 10.1, which is herein incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The first paragraph of Item 5.02 of the Form 8-K is hereby replaced with the following:

Pursuant to the Separation Agreement as described in Item 1.01 above, Mr. Harry Lebovitz resigned from the Board of Directors of the Company effective June 1, 2005 (the "Effective Date"). Immediately prior to the Effective Date, Mr. Lebovitz was a duly elected and acting Director of the Company and was not a member of any committee of the Board of Directors. At the Effective Date, Mr. Lebovitz was not party to an employment agreement with the Company.


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

Item 9.01. Exhibits.

(c) Exhibits

Exhibit
Number                                   Description
-------    ---------------------------------------------------------------------
10.1 Separation Agreement dated June 1, 2005 entered into by and between Logistical Support, Inc., Hill Aerospace and Defense, LLC, Logistical Support, LLC, Harry Lebovitz, Hill Industries, Inc., and Hill Industries, LLC.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LOGISTICAL SUPPORT, INC.


Date: January 23, 2006

                                    By: /s/ Bruce Littell
                                       ------------------
                                    Name: Bruce Littell
                                    Title: Chief Executive Officer


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

                                  Exhibit Index

Exhibit
Number                                   Description
-------    ---------------------------------------------------------------------
10.1 Separation Agreement dated June 1, 2005 entered into by and between Logistical Support, Inc., Hill Aerospace and Defense, LLC, Logistical Support, LLC, Harry Lebovitz, Hill Industries, Inc., and Hill Industries, LLC.


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